UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2021

Date of Report (Date of earliest event reported)

AVVAA World Health Care Products, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-301611	88-395714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2245 Texas Drive, Suite 300 Sugar Land, TX	77479
(Address of principal executive offices)	(Zip Code)

(929) 300-5655

(Registrant's telephone number)

Box 459, 1710 Shuswap Ave, Lumby, BC, Canada V0E 2G0

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 3.02 Unregistered Sales of Equity Securities

On January 27, 2021, SSM Monopoly Corporation sold one (1) share of Special 2021 Series A Preferred Stock of the company for an agreed upon purchase price to Krisa Management, LLC. The Special preferred share controls 60% of the company’s total voting rights. The issuance of the preferred share to Krisa Management, LLC. gave the controlling vote to control and govern the affairs of the company going forward.

On April 26, 2021, Krisa Management LLC sold one (1) share of Special 2021 Series A Preferred Stock of the company for an agreed upon purchase price to Omis Public Capital Management, LLC. The Special preferred share controls 60% of the company’s total voting rights. The issuance of the preferred share to Omnis Capital Management, LLC. gave the controlling vote to control and govern the affairs of the company going forward.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2021, by Unanimous Written Consent of the Board of Directors in accordance with the Company’s bylaws, the Board of Directors appointed the following directors:

Miguel Sanchez

Jean Paul Garzon

Carey W. Cooley

Patrice Ashiofu

Luis Beita

Ankit Amin

On April 30, 2021, by Unanimous Written Consent of the Board of Directors in accordance with the Company’s bylaws, the Board of Directors elected the following officers:

Miguel Sanchez President & CEO

Jean Paul Garzon Treasurer

Carey W. Cooley Secretary

Patrice Ashiofu Vice President

Luis Beita Vice President

Ankit Amin Vice President

Item 8.01 Other Events.

On December 8, 2020, Kareem Mansour, President of SSM Monopoly Corporation, a New York corporation and shareholder of the Company, filed an Application for Appointment of Custodian with the Laramie District Court, of the District Court of Clark County in the State of Nevada, requesting that Mr. Mansour be appointed as custodian of the Company. On January 25, 2021, pursuant to NRS 78.347, the Court appointed Kareem Mansour as custodian of the Company. The Court’s order allows Mr. Mansour to exercise all of the powers of the Company, through or in place of its board of directors, to the extent necessary to manage and continue the business and affairs.

Item 9.01 Financial Statements and Exhibits.

(a)       Order Granting Petition for Appointment of Custodian.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVVAA WORLD HEALTH CARE PRODUCTS, INC.

DATED: May 28, 2021	By:	/s/ Carey W Cooley
Secretary/Director